                                                The Indonesia
                                                Fund, Inc.
                                                --------------------------------
                                                ANNUAL REPORT
                                                DECEMBER 31, 2000



[GRAPHIC Photo of Court Hall in Bali]

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Letter to Shareholders .............................................. 1

Portfolio Summary ................................................... 5

Schedule of Investments ............................................. 6

Statement of Assets and Liabilities ................................. 7

Statement of Operations ............................................. 8

Statement of Changes in Net Assets .................................. 9

Financial Highlights ................................................10

Notes to Financial Statements .......................................12

Report of Independent Accountants ...................................16

Results of Meetings of Shareholders .................................17

Description of InvestLink-SM- Program ...............................18








PICTURED ON THE COVER IS THE COURT HALL--KERTHA GOSA LOCATED IN KLUNGKUNG, BALI.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               February 12, 2001


DEAR SHAREHOLDER:

We are writing to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the year ended December 31, 2000.

At December 31, 2000, the Fund's net assets were $7.9 million. The Fund's net asset value ("NAV") was $1.72 per share, as compared to $4.48 at December 31, 1999.

PERFORMANCE: IN LINE WITH THE BROAD INDONESIAN MARKET

For the year ended December 31, 2000, the Fund's total return, based on NAV, was -61.6%. By comparison, the total return of the Morgan Stanley Capital International (MSCI) Indonesia Free Index (the "Index")* was -63.0%.

As was the case in the year's first six months, the Fund performed in line with the broad Indonesian equity market during 2000 as a whole. The most positive contributions came from our allocations to several industries--consumer categories like tobacco and food, as well as forest products--and our decision to increase the portfolio's level of cash reserves as the year progressed.

We overweighted tobacco and food companies compared to the Index benchmark based on their relatively defensive profile and brightening prospects. Indeed, three of these companies (I.E., the cigarette makers PT Gudang Garam Tbk ("Gudang Garam") and PT Hanjaya Mandala Sampoerna Tbk ("H. M. Sampoerna") and the food company PT Indofood Sukses Makmur Tbk) were among the Fund's six biggest holdings at year-end and held their ground much better than the overall market. In forest products, we excelled via fortuitous timing in which we overweighted the sector early in the year, when it did well, and then reduced it to an underweight, after which it did poorly.

Our stance with regard to cash was based on the jittery state of the market and the increasing uncertainty in Indonesia's macroeconomic and political environments. We thus chose to raise the portion of the portfolio's assets invested in cash in the year's second, third and fourth quarters, which proved additive as the market fell.

On the negative side of the ledger, we fared worst in our exposure to the energy and financial sectors. We avoided owning shares in both of these but, unfortunately for the Fund, each declined far less than the Index.

THE MARKET: INVESTORS HAD LITTLE TO CHEER ABOUT IN 2000

During much of 2000, Indonesia's economy struggled to regain its footing, aided by generally good corporate earnings, mild inflation and healthy exports. The latter was especially true of oil, whose price rose substantially over the course of the year. [Note: Indonesia is a major oil producer and a member of OPEC.]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Although Indonesia was on track to achieve real (I.E., inflation-adjusted) GDP growth in the 3.5-4.5% range in 2000, there were signs late in the year that the economy was beginning to slow. During October, for example, the nation's trade surplus suffered its worst decline since June 1999. Falling oil prices in the fourth quarter threatened to aggravate this situation going forward. The rupiah continued to weaken in response to political uncertainty and concerns about the slow pace of reform. Inflation also worsened, driven by the weakening rupiah, an increase in holiday-related imports and a 12% hike in fuel prices in the fourth quarter.

The impact of these developments was most keenly felt in the nation's equity market, which was the world's worst-performing equity market in US$ terms. Other prominent factors that conspired to send stocks plunging included:

DEBT QUAGMIRE. The corporate sector remained bogged down by massive external debt obligations totaling some $62.8 billion.

CONCERNS ABOUT THE GOVERNMENT. Popular disenchantment grew about the nation's first democratically elected president, Abdurrahman Wahid, and his government's lack of substantive progress toward badly needed reforms. International observers were further disheartened by policy inconsistencies, cabinet infighting and serious allegations of high-level corruption and political favoritism within Wahid's administration.

MSCI INDEX REVISIONS. MSCI announced in December that it would gradually revise the country weightings in its family of equity indices to reflect companies' free-floating, rather than outstanding, shares. We estimate that Indonesia's weighting in MSCI indices would fall by around one-third accordingly.

PERIODIC EPISODES OF VIOLENCE. Indonesia's cauldron of internal tensions spilled over into violence by separatist movements in the provinces of West Timor, Aceh and Central Sulawesi, as well as renewed tensions between Christians and Muslims.

SLOWING GLOBAL MACROECONOMIC GROWTH. Equities throughout the world endured harsh selling throughout 2000 as data and sentiment increasingly pointed to a deceleration of global macroeconomic growth, most significantly in the U.S. This hurt Indonesia in two ways: first, investors feared the impact of slowing U.S. growth on the economies of emerging-world countries, notably in Asia; and second, an understandably low tolerance for risk prompted investors to avoid small, relatively illiquid markets such as Indonesia and some of its Asian neighbors like Malaysia and the Philippines.

PORTFOLIO STRUCTURE AND STRATEGY: PLAYING DEFENSE

Given Indonesia's exposure to a slowing global economy, we have positioned the portfolio very defensively by minimizing positions in companies that are especially sensitive to changes in the global macroeconomic environment, notably most exporters.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

At the same time, we are selectively raising our holdings in domestic industries with good cash flows, such as tobacco, telecommunications, retailing and pharmaceuticals.

- The tobacco sector is populated by large and relatively liquid companies like Gudang Garam and H.M. Sampoerna. It may receive a boost in 2001 if, as some anticipate, one of these is included in MSCI's newly configured Indonesian index.

- The same rationale applies to telecommunications, where we see the possible inclusion in the MSCI index of a service provider whose outlook appears especially bright in 2001.

- Retailing and pharmaceuticals should be helped by continuing strength in domestic consumption.

Elsewhere, if the global economy begins to recover during the year's second half, we may move opportunistically to take advantage of the attractive valuations available among high-quality companies that are best-positioned to benefit.

OUTLOOK: STAYING CAUTIOUS IN THE NEAR TERM

Looking ahead, we believe that caution remains the most appropriate view on the prospects for Indonesian equities in the near term.

The foundation of our thesis, quite simply, is that Indonesia will need to face and remove a number of challenges before its economy fully recovers. Banks are still weak and not lending, for example. Much-needed private investment, in addition, has tailed off and probably will continue to do so in 2001.

We do not expect risk-averse foreign investors to meaningfully return to the market for a while, at least until the local economy improves and President Wahid's government takes decisive action on government corruption and civil unrest, among other pressing political and macroeconomic issues.

There are a few bright spots, however. One is the recent adoption of a national balanced budget that provides regional governments with greater control over funds allocated to meet local needs. We are also encouraged by the country's tight monetary policy which, together with the budget agreement, should help to stabilize the rupiah.

The economy may also gain from a resumption of global growth, if the U.S.'s efforts to cut interest rates in order to stimulate its economy (and, by extension, those of other developed and emerging markets) prove successful. [Note: the Federal Reserve cut short-term U.S. interest rates by a half-point twice in January.]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

From a longer-term perspective, we take encouragement both from low valuations and the fact that investors appear to be more favorably disposed toward relatively risky assets, such as equities in emerging markets like Indonesia.

All in all, we remain sensitive to the manifest internal problems that Indonesia has yet to effectively address. In the meantime, we thus continue to follow the time-tested dictum that superior defense is often the best offense.

Sincerely,




/s/ Robert B. Hrabchak                      /s/  Raoul H. Rayos

Robert B. Hrabchak **                       Raoul H. Rayos***
Chief Investment Officer                    Investment Officer

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share repurchases. The Program is described on pages 18 through 20 of this report.



--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Indonesia Free Index is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Robert B. Hrabchak is responsible for management of the Fund's assets and has served the Fund in such capacity since November 17, 1998. Mr. Hrabchak is a Director of Credit Suisse Asset Management, LLC ("CSAM"), where he is chief investment officer for Asian equities. He joined CSAM in 1997 from Merrill Lynch Asset Management in Hong Kong, where he was a senior portfolio manager. Previously, he worked in corporate finance and equity capital markets for Salomon Brothers in New York and Hong Kong; specialized in private equity investments in Taiwan, Hong Kong and China for ChinaVest Limited; and was an Asian portfolio manager at Chase Manhattan Bank in Hong Kong.

*** Raoul H. Rayos assists Mr. Hrabchak in management of the Fund's assets and has served the Fund in such capacity since November 17, 1999. Mr. Rayos is a Vice President of CSAM, where he is a portfolio manager specializing in Asian equities. He joined CSAM in 1999 from Merrill Lynch Asset Management, where he was a senior Asian equity analyst. Previously, he was an Asian equity analyst for W.I. Carr in Hong Kong and worked in corporate finance for all Asia Capital and Trust in Manila.


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION
--------------------------------------------------------------------------------

[BAR CHART]

AS A PERCENT OF NET ASSETS

                                               December 31, 2000    December 31, 1999
Agriculture                                          0.00%                0.77%
Automotive                                           5.66%                5.86%
Beer, Beverages, Liquors & Tobacco                  23.15%               20.29%
Commercial Banks                                     1.37%                0.00%
Financial Services                                   0.00%                5.10%
Fishery                                              0.00%                0.71%
Food & Kindred Products                              5.32%                6.35%
Manufacturing                                        7.58%                5.43%
Medical-Drugs                                        9.65%               10.27%
Oil Exploration & Production                         1.02%                0.00%
Paper Products                                       0.65%               11.73%
Quarrying                                            0.00%                1.86%
Real Estate Development                              1.26%                0.00%
Retailing                                           12.15%               12.51%
Telecommunications                                  18.84%               16.81%
Textiles                                             1.44%                1.65%
Cash & Other Assets                                 11.91%                0.66%

--------------------------------------------------------------------------------
TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------


                                                                                                Percent of
      Holding                                                    Sector                         Net Assets
----------------------------------------------------------------------------------------------------------
   1. PT Telekomunikasi Indonesia                          Telecommunications                      16.4
----------------------------------------------------------------------------------------------------------
   2. PT Gudang Garam Tbk                          Beer, Beverages, Liquors & Tobacco              12.2
----------------------------------------------------------------------------------------------------------
   3. PT Hanjaya Mandala Sampoerna Tbk             Beer, Beverages, Liquors & Tobacco              11.0
----------------------------------------------------------------------------------------------------------
   4. PT Ramayana Lestari Sentosa Tbk                           Retailing                           8.3
----------------------------------------------------------------------------------------------------------
   5. PT Astra International Tbk                               Automotive                           5.7
----------------------------------------------------------------------------------------------------------
   6. PT Indofood Sukses Makmur Tbk                      Food & Kindred Products                    5.3
----------------------------------------------------------------------------------------------------------
   7. PT Tempo Scan Pacific Tbk                               Medical-Drugs                         4.9
----------------------------------------------------------------------------------------------------------
   8. PT Dankos Laboratories Tbk                             Medical-Drugs                          4.7
----------------------------------------------------------------------------------------------------------
   9. PT Unilever Indonesia Tbk                               Manufacturing                         4.2
----------------------------------------------------------------------------------------------------------
  10. PT Matahari Putra Prima Tbk                               Retailing                           3.9
----------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                               No. of                 Value
Description                                Shares/Units             (Note A)
--------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-88.09%
 INDONESIA-83.17%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 AGRICULTURE-0.00%
--------------------------------------------------------------------------------
PT Perusahaan Perkebunan London
 Sumatra Indonesia Tbk+ ...................         100           $            7
                                                                  --------------
--------------------------------------------------------------------------------
 AUTOMOTIVE-5.66%
--------------------------------------------------------------------------------
PT Astra International Tbk+ ...............   2,171,000                 448,786
                                                                  --------------

--------------------------------------------------------------------------------
 BEER, BEVERAGES, LIQUORS & TOBACCO-23.15%
--------------------------------------------------------------------------------
PT Gudang Garam Tbk .......................     720,500                  968,114
PT Hanjaya Mandala
 Sampoerna Tbk ............................     564,500                  869,359
                                                                  --------------
                                                                       1,837,473
                                                                  --------------
--------------------------------------------------------------------------------
 COMMERCIAL BANKS-0.14%
--------------------------------------------------------------------------------
PT Bank Internasional Indonesia,
 Warrants (expiring 04/16/02)+,++ .........  15,787,200                   11,422
                                                                  --------------
--------------------------------------------------------------------------------
 FISHERY-0.00%
--------------------------------------------------------------------------------
PT Daya Guna Samudera Tbk+ ................     518,000                        0
                                                                  --------------
--------------------------------------------------------------------------------
 FOOD & KINDRED PRODUCTS-5.32%
--------------------------------------------------------------------------------
PT Indofood Sukses
 Makmur Tbk+ ..............................   5,270,000                  422,145
                                                                  --------------
--------------------------------------------------------------------------------
 MANUFACTURING-7.58%
--------------------------------------------------------------------------------
PT Semen Gresik
 (Persero) Tbk ............................     442,500                  265,271
PT Unilever Indonesia Tbk .................     260,000                  335,917
                                                                  --------------
                                                                         601,188
                                                                  --------------
--------------------------------------------------------------------------------
 MEDICAL-DRUGS-9.65%
--------------------------------------------------------------------------------
PT Dankos Laboratories Tbk ................   6,615,000                  376,047
PT Tempo Scan Pacific Tbk .................   1,227,000                  389,977
                                                                  --------------
                                                                        766,024
                                                                  --------------
--------------------------------------------------------------------------------
 OIL EXPLORATION & PRODUCTION-1.02%
--------------------------------------------------------------------------------
Gulf Indonesia Resources Ltd.+ ............       8,700                   81,019
                                                                  --------------
--------------------------------------------------------------------------------
 PAPER PRODUCTS-0.65%
--------------------------------------------------------------------------------
PT Pabrik Kertas
 Tjiwi Kimia ..............................     801,811                   51,797
                                                                  --------------
--------------------------------------------------------------------------------

                                               No. of                 Value
Description                                    Shares                (Note A)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 RETAILING-12.15%
--------------------------------------------------------------------------------
PT Matahari Putra Prima Tbk ...............   5,941,000               $  307,028
PT Ramayana Lestari
 Sentosa Tbk ..............................   1,211,500                  657,403
                                                                  --------------
                                                                         964,431
                                                                  --------------
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS-16.41%
--------------------------------------------------------------------------------
PT Telekomunikasi Indonesia ...............   2,534,220                  536,967
PT Telekomunikasi
 Indonesia ADR ............................     185,442                  764,948
                                                                  --------------
                                                                       1,301,915
                                                                  --------------
--------------------------------------------------------------------------------
 TEXTILES-1.44%
--------------------------------------------------------------------------------
PT Indo-Rama Synthetics Tbk ...............   1,470,000                  113,954
                                                                  --------------

TOTAL INDONESIA (Cost $11,985,487) ....................                6,600,161
                                                                  --------------

--------------------------------------------------------------------------------
 SINGAPORE-4.92%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 COMMERCIAL BANKS-1.23%
--------------------------------------------------------------------------------
United Overseas Bank Limited ..............      13,000                   97,575
                                                                  --------------
--------------------------------------------------------------------------------
 REAL ESTATE DEVELOPMENT-1.26%
--------------------------------------------------------------------------------
Keppel Land Limited .......................      63,000                  100,029
                                                                  --------------
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS-2.43%
--------------------------------------------------------------------------------

Singapore Telecommunications
 Limited ..................................     124,000                  192,587
                                                                  --------------
TOTAL SINGAPORE (Cost $370,204) .......................                  390,191
                                                                  --------------
TOTAL INVESTMENTS-88.09%
 (Cost $12,355,691) (Notes A,D) .......................                6,990,352

CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-11.91% ...................................                  945,087
                                                                  --------------
NET ASSETS-100.00% ....................................               $7,935,439
                                                                  ==============

--------------------------------------------------------------------------------
+   Security is non-income producing.

++ With additional 397,837,440 call options attached, expiring 05/28/02, and 126,297,600 certificates of entitlement attached, maturing 06/30/02, with no market value.

ADR American Depositary Receipts.


--------------------------------------------------------------------------------
6                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES- DECEMBER 31, 2000
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------
Investments, at value (Cost $12,355,691) (Note A) ..................................................   $   6,990,352
Cash (including $135,981 of foreign currency with a cost of $140,269) (Note A) .....................       1,170,790
Dividend receivable ................................................................................           4,002
Prepaid expenses ...................................................................................           6,076
                                                                                                       -------------
Total Assets .......................................................................................       8,171,220
                                                                                                       -------------

---------------------------------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------------------------------
Payables:
   Investment advisory fee (Note B) ................................................................          22,306
   Administration fees (Note B) ....................................................................             738
   Other accrued expenses ..........................................................................          65,899
   Accrued merger-related fees (Note F) ............................................................         146,838
                                                                                                       -------------
Total Liabilities ..................................................................................         235,781
                                                                                                       -------------
NET ASSETS (applicable to 4,608,989 shares of common stock outstanding) (Note C) ...................   $   7,935,439
                                                                                                       =============
NET ASSET VALUE PER SHARE ($7,935,439 DIVIDED BY 4,608,989) ........................................   $        1.72
                                                                                                       =============

---------------------------------------------------------------------------------------------------
 NET ASSETS CONSIST OF
---------------------------------------------------------------------------------------------------
Capital stock, $0.001 par value; 4,608,989 shares issued and outstanding
 (100,000,000 shares authorized) ...................................................................   $       4,609
Paid-in capital ....................................................................................      58,223,683
Accumulated net realized loss on investments and foreign currency related transactions .............     (44,923,252)
Net unrealized depreciation in value of investments and translation of other assets and liabilities
 denominated in foreign currency ...................................................................      (5,369,601)
                                                                                                       -------------
Net assets applicable to shares outstanding ........................................................   $   7,935,439
                                                                                                       =============


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                                7

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 INVESTMENT INCOME
-----------------------------------------------------------------------------------------------
Income (Note A):
   Dividends ...................................................................................      $      274,357
   Interest ....................................................................................              62,217
   Less: Foreign taxes withheld ................................................................             (41,714)
                                                                                                      --------------
   Total Investment Income .....................................................................             294,860
                                                                                                      --------------

Expenses:
   Investment advisory fees (Note B) ...........................................................             124,208
   Audit and legal fees ........................................................................             110,280
   Printing ....................................................................................              67,430
   Custodian fees ..............................................................................              59,428
   Accounting fees .............................................................................              45,274
   Transfer agent fees .........................................................................              32,156
   Directors' fees .............................................................................              24,628
   NYSE listing fees ...........................................................................              16,214
   Administration fees (Note B) ................................................................              14,020
   Insurance ...................................................................................               6,487
   Other .......................................................................................              11,784
   Merger-related fees (Note F) ................................................................             384,736
                                                                                                      --------------
   Total Expenses ..............................................................................             896,645
                                                                                                      --------------
   Net Investment Loss .........................................................................            (601,785)
                                                                                                      --------------

-----------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS
-----------------------------------------------------------------------------------------------
Net realized loss from:
   Investments .................................................................................          (4,467,501)
   Foreign currency related transactions .......................................................            (168,145)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currency ...............................          (7,496,511)
                                                                                                      --------------
Net realized and unrealized loss on investments and foreign currency related transactions ......         (12,132,157)
                                                                                                      --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................      $  (12,733,942)
                                                                                                      ==============


--------------------------------------------------------------------------------
8                                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                For the Years Ended
                                                                                                    December 31,
                                                                                       -------------------------------------
                                                                                            2000                  1999
                                                                                       --------------         --------------
-------------------------------------------------------------------------------------
 INCREASE/(DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------
Operations:
   Net investment loss ..............................................................  $     (601,785)        $     (241,603)
   Net realized loss on investments and foreign currency related transactions .......      (4,635,646)            (1,922,090)
   Net change in unrealized appreciation/(depreciation) in value of investments and
     translation of other assets and liabilities denominated in foreign currency ....      (7,496,511)            10,549,373
                                                                                       --------------         --------------
     Net increase/(decrease) in net assets resulting from operations ................     (12,733,942)             8,385,680
                                                                                       --------------         --------------
 Distributions to shareholders (Note A):
   Net realized gain on investments and foreign currency related transactions .......              --               (207,405)
                                                                                       --------------         --------------
     Total increase/(decrease) in net assets ........................................     (12,733,942)             8,178,275
                                                                                       --------------         --------------

-------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------
Beginning of year ...................................................................     20,669,381              12,491,106
                                                                                       --------------         --------------
End of year .........................................................................  $    7,935,439         $   20,669,381
                                                                                       ==============         ==============


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                                9

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                    --------------------------------------
                                                                     2000            1999          1998
                                                                    -------         -------        -------
-----------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------
Net asset value, beginning of year ...........................        $4.48           $2.71          $3.58
                                                                    -------         -------        -------
Net investment income/(loss) .................................        (0.13)          (0.05)         (0.04)
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions ..................        (2.63)           1.87          (0.83)
                                                                    -------         -------        -------
Net increase/(decrease) in net assets
  resulting from operations ..................................        (2.76)           1.82          (0.87)
                                                                    -------         -------        -------
Dividends and distributions to shareholders:
  Net investment income ......................................           --              --             --
  Net realized gain on investments and foreign currency
    related transactions .....................................           --           (0.05)            --
                                                                    -------         -------        -------
Total dividends and distributions to shareholders ............           --           (0.05)            --
                                                                    -------         -------        -------
Net asset value, end of year .................................        $1.72           $4.48          $2.71
                                                                    =======         =======        =======
Market value, end of year ....................................       $1.563          $5.438         $3.438
                                                                    =======         =======        =======
Total investment return (a) ..................................       (71.26)%         59.58%        (25.68)%
                                                                    =======         =======        =======

-----------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------
Net assets, end of year (000 omitted) ........................       $7,935         $20,669        $12,491
Ratio of expenses to average net assets ......................         7.23%           3.18%          4.21%
Ratio of net investment income/(loss) to average net assets ..        (4.85)%         (1.43)%        (1.37)%
Portfolio turnover rate ......................................        16.48%          47.38%         36.58%


--------------------------------------------------------------------------------
 (a)Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions.
--------------------------------------------------------------------------------
10                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                           For the Years Ended December 31,
-------------------------------------------------------------------------------------------------------------------------
                                                                      1997           1996           1995           1994
                                                                    -------         -------        -------        -------

-----------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------
Net asset value, beginning of year .............................     $10.68           $9.34          $9.18         $14.03
                                                                    -------         -------        -------        -------
Net investment income/(loss) ...................................       0.03            0.01             --          (0.03)
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions ....................      (7.13)           1.33           0.16          (4.82)
                                                                    -------         -------        -------        -------
Net increase/(decrease) in net assets
  resulting from operations ....................................      (7.10)           1.34           0.16          (4.85)
                                                                    -------         -------        -------        -------
Dividends and distributions to shareholders:
  Net investment income ........................................         --              --             --             --
  Net realized gain on investments and foreign currency
    related transactions .......................................         --              --             --             --
                                                                    -------         -------        -------        -------
Total dividends and distributions to shareholders ..............         --              --             --             --
                                                                    -------         -------        -------        -------
Net asset value, end of year ...................................      $3.58          $10.68          $9.34          $9.18
                                                                    =======         =======        =======        =======
Market value, end of year ......................................     $4.625          $9.750        $10.125        $12.000
                                                                    =======         =======        =======        =======
Total investment return (a) ....................................     (52.56)%         (3.70)%       (15.63)%       (42.17)%
                                                                    =======         =======        =======        =======
-----------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------
Net assets, end of year (000 omitted) ..........................    $16,486         $49,223        $43,060        $42,297
Ratio of expenses to average net assets ........................       1.89%           1.91%          1.96%          1.83%
Ratio of net investment income/(loss) to average net assets ....       0.33%           0.10%          0.05%         (0.25)%
Portfolio turnover rate ........................................      48.19%          34.67%         24.10%         31.56%


---------------------------------------------------------------------------------------------------------
                                                                      1993           1992          1991
                                                                     -------        -------       -------

-----------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------
Net asset value, beginning of year .............................       $7.63          $7.72        $10.38
                                                                     -------        -------       -------
Net investment income/(loss) ...................................       (0.03)          0.01          0.04
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions ....................        6.43          (0.10)        (2.65)
                                                                     -------        -------       -------
Net increase/(decrease) in net assets
  resulting from operations ....................................        6.40          (0.09)        (2.61)
                                                                     -------        -------       -------
Dividends and distributions to shareholders:
  Net investment income ........................................          --             --         (0.05)
  Net realized gain on investments and foreign currency
    related transactions .......................................          --             --            --
                                                                     -------        -------       -------
Total dividends and distributions to shareholders ..............          --             --         (0.05)
                                                                     -------        -------       -------
Net asset value, end of year ...................................      $14.03          $7.63         $7.72
                                                                     =======        =======       =======
Market value, end of year ......................................     $20.750         $9.000        $8.375
                                                                     =======        =======       =======
Total investment return (a) ....................................      130.56%          7.46%        (14.71)%
                                                                     =======        =======       =======
-----------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------
Net assets, end of year (000 omitted) ..........................     $64,661        $35,186       $35,590
Ratio of expenses to average net assets ........................        1.98%          2.04%         2.00%
Ratio of net investment income/(loss) to average net assets ....       (0.30)%         0.09%         0.49%
Portfolio turnover rate ........................................       63.77%         22.39%        32.27%

-------------------------------------------------------------------------------
                                                                              11

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in variable rate accounts are classified as cash. At December 31, 2000, the interest rates were 5.00% and 5.25% for the U.S. dollar denominated cash account and the Indonesia rupiah account, respectively, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 2000, the Fund had a capital loss carryover for U.S. federal income tax purposes of $42,638,561 of which $683,625 expires in 2001; $8,617,662 expires in 2002; $6,619,896 expires in 2003; $4,688,411 expires in 2004;
$3,265,956 expires in 2005; $13,254,308 expires in 2006; $1,782,694 expires in
2007and $3,726,009 expires in 2008.

For U.S. federal income tax purposes, realized capital losses and foreign exchange losses incurred after October 31, 2000, within the fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $1,201,929 and $108,747, respectively.


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 2000, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net investment loss and realized foreign currency losses of $601,785 and $66,149, respectively, to paid-in capital. In addition, the Fund reclassified $1,666,081 of capital loss carryover for U.S. federal income tax purposes which expired in 2000 to paid-in capital.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings,


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

--------------------------------------------------------------------------------
 NOTE B. AGREEMENTS
--------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the year ended December 31, 2000, CSAM earned $124,208 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2000, CSAM was reimbursed $1,586 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 2000, BSFM earned $12,434 for administrative services.

--------------------------------------------------------------------------------
 NOTE C. CAPITAL STOCK
--------------------------------------------------------------------------------

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,608,989 shares outstanding at December 31, 2000, CSAM owned 7,169 shares.

--------------------------------------------------------------------------------
 NOTE D. INVESTMENT IN SECURITIES
--------------------------------------------------------------------------------

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2000 was $13,329,706. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $6,339,354, was composed of gross appreciation of $467,141 for those investments having an excess of value over cost and gross depreciation of $6,806,495 for those investments having an excess of cost over value.

For the year ended December 31, 2000, purchases and sales of securities, other than short-term obligations, were $1,926,524 and $3,510,425, respectively.

--------------------------------------------------------------------------------
 NOTE E. CREDIT FACILITY
--------------------------------------------------------------------------------

The Fund, together with other funds advised by CSAM, established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the


--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2000 and during the year ended December 31, 2000, the Fund had no borrowings under the Credit Facility.

--------------------------------------------------------------------------------
 NOTE F. SUBSEQUENT EVENT
--------------------------------------------------------------------------------

On February 13, 2001, a special meeting of shareholders was held to consider a proposed merger of the Jakarta Growth Fund, Inc. ("JGF") with and into the Fund. While over 56% of the Fund's shares were voted in favor of the merger, the Fund did not obtain the requisite vote of the holders of at least 66 2/3% of its outstanding shares, and is now exploring whether the transaction can be restructured on a basis not requiring a super-majority vote. The Fund does not currently satisfy the $15 million market capitalization continued listing standard of the New York Stock Exchange (the "NYSE"). There can be no assurance that any combination with JGF will be consummated or that the Fund will be able to avoid its delisting by the NYSE. In the event of a delisting on the NYSE, the Fund believes that it satisfies the requirements for a listing on the Boston Stock Exchange.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The Indonesia Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of The Indonesia Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principals generally accepted in the United States of America. These financial statements and financial highlight (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provided a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 23, 2001


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
 RESULTS OF MEETINGS OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

On April 27, 2000, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)   To re-elect three directors to the Board of Directors of the Fund.


NAME OF DIRECTOR                               FOR       WITHHELD     NON-VOTES
----------------                               ---       --------     ---------
Dr. Enrique R. Arzac                        2,570,607     28,996      2,009,386
Lawrence J. Fox                             2,563,281     36,322      2,009,386
William W. Priest, Jr.                      2,560,981     38,622      2,009,386

In addition to the directors re-elected at the meeting, Richard H. Francis continues to serve as a director of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 2000.

                             FOR         AGAINST       ABSTAIN        NON-VOTES
                             ---         -------       -------        ---------
                          2,576,082        8,515        15,006        2,009,386

On December 28, 2000, the special meeting of shareholders of The Indonesia Fund, Inc. was duly held and adjourned to February 13, 2001. The following matter was voted upon:

(1) To approve a Merger Agreement and Plan of Reorganization whereby the Jakarta Growth Fund, Inc. will merge with and into the Fund.

                             FOR         AGAINST       ABSTAIN        NON-VOTES
                             ---         -------       -------        ---------
                          2,593,219       41,396        16,878        1,957,496





--------------------------------------------------------------------------------
                                                                              17

--------------------------------------------------------------------------------
 DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)
--------------------------------------------------------------------------------

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The Indonesia Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink Program-SM- (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
 DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.


--------------------------------------------------------------------------------
                                                                              19

--------------------------------------------------------------------------------
 DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800)969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink-SM- Program, P.O. Box 43010, Providence, RI 02940-3010.


* InvestLink is a service mark of EquiServe, L. P.
--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC
--------------------------------------------------------------------------------

Credit Suisse Warburg Pincus Blue Chip Fund                     Warburg, Pincus Focus Fund
Credit Suisse Warburg Pincus Developing Markets Fund            Warburg, Pincus Global Financial Services Fund
Credit Suisse Warburg Pincus Fixed Income II Fund               Warburg, Pincus Global Fixed Income Fund
Credit Suisse Warburg Pincus High Income Fund                   Warburg, Pincus Global Health Sciences Fund
Credit Suisse Warburg Pincus                                    Warburg, Pincus Global New Technologies Fund
   International Equity II Fund                                 Warburg, Pincus Global Post-Venture Capital Fund
Credit Suisse Warburg Pincus Municipal Money Fund               Warburg, Pincus Global Telecommunications Fund
Credit Suisse Warburg Pincus Municipal Trust Fund               Warburg, Pincus Intermediate Maturity Government Fund
Credit Suisse Warburg Pincus Small Company Value Fund           Warburg, Pincus International Equity Fund
Credit Suisse Warburg Pincus Strategic Growth Fund              Warburg, Pincus International Small Company Fund
Credit Suisse Warburg Pincus Technology Fund                    Warburg, Pincus Japan Growth Fund
Credit Suisse Warburg Pincus                                    Warburg, Pincus Japan Small Company Fund
   U.S. Government Money Fund                                   Warburg, Pincus Long-Short Market Neutral Fund
Credit Suisse Warburg Pincus Value Fund                         Warburg, Pincus Major Foreign Markets Fund
Warburg, Pincus Balanced Fund                                   Warburg, Pincus New York Intermediate Municipal Fund
Warburg, Pincus Capital Appreciation Fund                       Warburg, Pincus New York Tax Exempt Fund
Warburg, Pincus Cash Reserve Fund                               Warburg, Pincus Small Company Growth Fund
Warburg, Pincus Emerging Growth Fund                            Warburg, Pincus Small Company Value II Fund
Warburg, Pincus Emerging Markets Fund                           Warburg, Pincus Value II Fund
Warburg, Pincus European Equity Fund                            Warburg, Pincus WorldPerks Money Market Fund
Warburg, Pincus Fixed Income Fund                               Warburg, Pincus WorldPerks Tax Free Money Market Fund

For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-WARBURG (1-800-927-2874). For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 2000, CSAM-Americas managed approximately $93.0 billion in assets.

--------------------------------------------------------------------------------
  SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "IndonesiaFd". The Fund's New York Stock Exchange trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

--------------------------------------------------------------------------------
  THE CSAM GROUP OF FUNDS
--------------------------------------------------------------------------------

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF) DLJ High Yield Bond Fund (DHY)




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIRECTORS AND CORPORATE OFFICERS
--------------------------------------------------------------------------------

Dr. Enrique R. Arzac    Director
Lawrence J. Fox         Director
Richard H. Francis      Director
William W. Priest, Jr.  Director
Jim McCaughan           Chairman of the Board of
                        Directors, Director
                        and President
Robert B. Hrabchak      Chief Investment Officer
Raoul H. Rayos          Investment Officer
Hal Liebes              Senior Vice President
Michael A. Pignataro    Chief Financial Officer and
                        Secretary
Rocco A. Del Guercio    Vice President
Robert M. Rizza         Treasurer

--------------------------------------------------------------------------------
  INVESTMENT ADVISER
--------------------------------------------------------------------------------

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

--------------------------------------------------------------------------------
ADMINISTRATOR
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

--------------------------------------------------------------------------------
  CUSTODIAN
--------------------------------------------------------------------------------

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

--------------------------------------------------------------------------------
  SHAREHOLDER SERVICING AGENT
--------------------------------------------------------------------------------

Fleet National Bank
(c/o EquiServe L.P.)
P. O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------
  INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103


--------------------------------------------------------------------------------
  LEGAL COUNSEL
--------------------------------------------------------------------------------

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019










This report, including the financial
statements herein, is sent to the
shareholders of the Fund for their
information. It is not a prospectus,                   IF
circular or representation intended                  LISTED
for use in the purchase or sale of                    NYSE-Registered Trademark-
shares of the Fund or of any
securities mentioned in this report.
--------------------------------------------------------------------------------
                                                                      3913-AR-00